EXHIBIT 10.7

                            George E. Michael, Inc.
                              PROPERTY MANAGEMENT
              328 South Main St., P.O. Box 59, New Hope, Pa. 18938

Memorandum:

To:      David Mason-National Energy Services

From:    Brad Michael-Property Management Contact
         George E. Michael, Inc.
         P~215-862-1014 xt. 24
         F~215-862-1023

CC:      Darlene Bickford
         George Michael

Date:    11-11-02

Re:      Option to Extend Lease & Rent Increase

This memorandum is outlined below to make you aware that your lease will need to be renewed soon. Also pointed out are the current and new rent amounts fro your space should you decide to renew your lease. Please feel free to read closely and if you have any questions please call me directly. As always we are pleased to have you as a client. Thank you.

YES, I wish to renew my lease   [X] /s/ David Mason      Date 12/01/02
                                Tenant

**By signing above, we understand that you would like to stay as a tenant and agree to extend your lease for a term of one (1) year with the increase detailed below.

UNIT: 1st Floor office with windows facing South side of building parking lot.

Current Yearly Rent:                       $12,000.00
Current Base Monthly Rent:                  $1,000.00
CAM charges:
Other charges:
TOTAL Current Monthly Rent:                 $1,000.00

Increase detail:                                   5%
Increase start date:                           1-1-03

NEW Yearly Rent:                           $12,600.00
NEW Base Monthly Rent:                      $1,050.00
NEW CAM charges:
NEW TOTAL Current Monthly Rent:             $1,050.00
-----------------------------------------------------

PLEASE MAKE PAYABLE TO: George Michael, P.O. Box 59, New Hope, PA 18938

Notes regarding your lease agreement:
If you would like to have longer term lease arrangements, please feel free to call me to discuss.

Thank you again for being such great clients of ours!

Sincerely,
/s/Brad Michael
Brad Michael